UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2005

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: This Amendment No. 1 is filed to correct typographical errors in Item 3.02, section III.  All other items remain unchanged from the Current Report on Form 8-K filed July 14, 2005.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

I.  (*) July 12, 2005, by majority consent of the Board of Directors and the Compensation and Stock Option Committee, and the Executive Management Committee, the Registrant approved the following issuances of its Sub-Series C-2 Preferred Stock, par value $0.001 per share, to the following persons. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933.

 Sub Series C-2

Value of

Share

Type of

Fair Market Value

Underlying

Name

Date

Amount

Consideration

of Consideration

Common Stock ($)

Rusbek Bisultanov (1) (**)

7/12/05

400,000

Additional Consideration

$4,000

$304,000

C/O 6777 Camp Bowie Blvd.

In behalf of the “Agreement

Suite 215

Regarding Future

Fort Worth, TX 76116

Operations” with Sahara

Group, Inc.

Timur Bisultanov (2) (**)

7/12/05

10,000

Additional Consideration

$100

$  7,600

C/O 6777 Camp Bowie Blvd.

In behalf of the “Agreement

Suite 215

Regarding Future

Fort Worth, TX 76116

Operations” with Sahara

Group, Inc.

(*) $311,600 of the financing proceeds in the immediately preceding table were used primarily for additional consideration pursuant to, and in behalf of an Agreement Regarding Future Operations with The Sahara Group, Inc., listed on Exhibit 10.1 to a current Form 8-K Report amendment No. 3, filed July 5, 2005 and incorporated by reference hereto.

(1)

Rusbek Bisultanov provides business consulting and advisory services. He will become an officer of Firecreek and of one or more to-be-formed subsidiaries of Firecreek Petroleum.

(2)

Timur Bisultanov provides advisory services to the Company. He will become an employee of one or more to-be-formed subsidiaries of Firecreek Petroleum.

(**) Issuances are approved, subject to such persons agreeing in writing as provided in the Agreement to comply with applicable securities laws and regulations and make required disclosures, and upon each of such persons executing a signature page to the Company’s Voting Agreement in the form of an Adoption Agreement listed on Exhibit 99.1 attached to this Report, agreeing that shares issued to such person shall be bound by the Voting Agreement and delivering such executed agreements to the Company.

II. (*) July 12, 2005, by majority consent of the Board of Directors, the Compensation and Stock Option Committee, and the Executive Management Committee, the Registrant approved the following issuances of its Sub-Series C-2 Preferred Stock, par value $0.001 per share, to the following persons. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. For description of Rights and Preferences see Exhibit 99.2 attached hereto. The shares will be covered under the terms of the Voting Agreement listed in Exhibit 99.3 to a current Report on Form 8-K, as amended, filed April 7, 2005, and incorporated by reference hereto.

Sub Series C-2

Value of

Share

Type of

Fair Market Value

Underlying

Name

Date

Amount

Consideration

of Consideration

 Common Stock ($)

John R. Taylor (1)

7/12/05

150,000

Preferred Stock

$1500

$114,000

6777 Camp Bowie Blvd.

in exchange for

Suite 215

Rights in connection

Fort Worth, TX 76116

with the Company’s

acquisition of FPI

William E. Merritt (2)

7/12/05

150,000

Preferred Stock

$1500

$114,000

6777 Camp Bowie Blvd.

in exchange for

Suite 215

Rights in connection

Fort Worth, TX 76116

with the Company’s

acquisition of FPI

George B. Faulder (3)

 7/12/05

150,000

Preferred Stock

$1500

$114,000

6777 Camp Bowie Blvd.

in exchange for

Suite 215

Rights in connection

Fort Worth, TX 76116

with the Company’s

acquisition of FPI

Dennis Alexander (4)

7/12/05

150,000

Preferred Stock

$1500

$114,000

6564 Smoke Tree Ln

in exchange for

Scottsdale, AZ 85253

Rights in connection

with the Company’s

acquisition of FPI

Gregg Fryett (5)

7/12/05

150,000

Preferred Stock

$1500

$114,000

50 Reddenhill Road

in exchange for

Torquay

Rights in connection

Devon TQ1 3RR

with the Company’s

United Kingdom

acquisition of FPI

Stuart Siller (6)

7/12/05

150,000

Preferred Stock

$1500

$114,000

3408 Fulton Ave.

in exchange for

Oceanside, New York

Rights in connection

11572

with the Company’s

acquisition of FPI

(*) $9,000 of the financing proceeds in the immediately preceding table were used primarily for additional consideration in exchange for a partial amount of the Rights established for services in connection with the Company’s acquisition of FPI. Each named person’s established rights therein remaining is agreed to be reduced by $150,000 and such amount of rights shall be cancelled accordingly.

(1)

John R. Taylor is President and a Director of the Company and FPI.

(2)

William E. Merritt is Executive Vice President and a Director of the Company and FPI.

(3)

George B. Faulder is a Vice President and Director of the Company and FPI.

(4)

Dennis Alexander is Chairman and CFO and a Director of the Company and FPI.

(5)

Gregg Fryett is Chief Executive Officer and a Director of the Company and FPI.

(6)

Stuart Siller introduced Firecreek Petroleum, Inc., provides other business and advisory services, and is not an affiliate, director, or officer of the Company.

III. (*) July 12, 2005, by majority consent of the Board of Directors, the Compensation and Stock Option Committee, and the Executive Management Committee, the Registrant approved the following issuances of its Sub-Series C-2 Preferred Stock, par value $0.001 per share, to the following persons. The shares were issued pursuant to a private placement and carry a rule 144 legend. The shares were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. For description of Rights and Preferences see Exhibit 99.2 attached hereto.

Sub Series C-2

Value of

Share

Type of

Fair Market Value

Underlying

Name

Date

Amount

Consideration

of Consideration

 Common Stock ($)

Betty LaRue (***)(1)

7/12/05

10,000

Preferred Stock

$100

$7,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Cindy Rybarczyk(***)(1)

7/12/05

25,000

Preferred Stock

$250

$19,000

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Autumn DeMaris(***)(1)

 7/12/05

10,000

Preferred Stock

$100

$7,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Grace Sutherin (***)(1)

7/12/05

25,000

Preferred Stock

$250

$19,000

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Charles Alliban(**)(2)

7/12/05

25,000

Preferred Stock

$250

$19,000

50 Reddenhill Road

in consideration of

Devon TQ1 3RR

services rendered to

United Kingdom

the Company or FPI

Fernando Urcelay(***)(1)

7/12/05

10,000

Preferred Stock

$100

$7,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Ted Tomerlin (***)(1)

7/12/05

10,000

Preferred Stock

$100

$7,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Jo Sylvanus (***)(1)

7/12/05

50,000

Preferred Stock

$500

$38,000

6564 Smoke Tree Ln

in consideration of

Scottsdale, Arizona 85253

services rendered to

the Company or FPI

John R. Taylor (**)(3)

7/12/05

110,000

Preferred Stock

$1100

$83,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

William E. Merritt (**)(4)

7/12/05

110,000

Preferred Stock

$1100

$83,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

George B. Faulder (**)(5)

 7/12/05

110,000

Preferred Stock

$1100

$83,600

6777 Camp Bowie Blvd.

in consideration of

Suite 215

services rendered to

Fort Worth, TX 76116

the Company or FPI

Melvena Alexander(**)(6)

7/12/05

110,000

Preferred Stock

$1100

$83,600

6564 Smoke Tree Ln

in consideration of

Scottsdale, Arizona 85253

services rendered to

the Company or FPI

Gregg Fryett (**)(7)

7/12/05

110,000

Preferred Stock

$1100

$83,600

50 Reddenhill Road

in consideration of

Devon TQ1 3RR

services rendered to

United Kingdom

the Company or FPI

(*) $7,150 of the financing proceeds in the immediately preceding table were used primarily for consideration in consideration of services rendered to the Company or FPI.

(1)

The persons listed in the preceding table are not affiliates, directors, or officers of the Company.

(2)

Charles Alliban is Treasurer and a Director of the Company and FPI.

(3)

John R. Taylor is President and a Director of the Company and FPI.

(4)

William E. Merritt is Executive Vice President and a Director of the Company and FPI.

(5)

George B. Faulder is a Vice President and Director of the Company and FPI.

(6)

Melvena Alexander is Secretary and Comptroller of the Company and FPI.

(7)

Gregg Fryett is Chief Executive Officer and a Director of the Company and FPI.

 (**) The shares will be covered under the terms of the Voting Agreement listed in Exhibit 99.3 to a Current Report on Form 8-K, as amended, filed April 7, 2005, and incorporated by reference thereto.

(***) Issuances are approved, subject to such persons agreeing in writing as provided in the Agreement to comply with applicable securities laws and regulations and make required disclosures, and upon each of such persons executing a signature page to the Company’s Voting Agreement in the form of an Adoption Agreement listed on Exhibit 99.1 attached to this Report, agreeing that shares issued to such person shall be bound by the Voting Agreement and delivering such executed agreements to the Company.

IV. (*) July 12, 2005, by majority consent of the Board of Directors, the Compensation and Stock Option Committee, and the Executive Management Committee, the Registrant approved the following issuances of its Common Restricted Stock with Registration Rights, and rights to purchase Warrants, with Registration Rights as to the underlying Common Restricted Stock, par value $0.001 per share, to the following person. The shares and rights were issued pursuant to a private placement and carry a rule 144 legend. The shares and rights were issued pursuant to an exemption from registration as provided in Section 4(2) of the Securities Act of 1933. For description of Rights and Preferences see Exhibit 99.2 attached hereto.

Share

Type of

Fair Market Value

Name

Date

  Amount

Consideration

of Consideration

Steven Antebi

7/12/05

4,000,000

Consulting/Advisory

$ 304,000

10430 Wilshire Boulevard

Los Angeles, CA 90024

Steven Antebi

7/12/05

4,000,000

Consulting/Advisory

See Note (2)

10430 Wilshire Boulevard

Los Angeles, CA 90024

(*) $304,000 of the financing proceeds in the immediately preceding table were used primarily for business consulting and advisory Services, and extension of business consulting and advisory services agreement.

(1) Steven Antebi provides other Business Consulting and advisory services, and is not an affiliate, director, or officer of the Registrant.

(2) Pursuant to the terms of a Corporate Advisory Agreement with Steven Antebi or nominee, of the total shares, four million common stock purchase warrants (4,000,000) was granted with a five (5) year term at the strike price of six cents ($.06). The underlying stock for the warrants described above, shall be included in the Company’s current Registration statement on Form SB-2 per a post filing amendment to be filed thereto. The warrants’ piggyback provisions have cash and cashless provisions.

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

On July 12, 2005, the Registrant’s Board of Directors by its Majority consent:

1. Authorized a sub-series “C-2” of Series C Preferred. Please see Exhibit 99.2 furnished with this Report for information regarding rights, preferences, and designations.

2. Approved the signing of a Corporate Advisory Agreement with Steven Antebi or nominee (“SA”), which also extends and modifies an agreement dated February 9, 2005, whereby the Registrant entered into a Corporate Advisory Agreement with AntCamp Advisors LLC (“AntCamp”), and later assigned that agreement to Mr. Antebi effectively on June 13, 2005. The Agreement provides for Mr. Antebi’s consulting and advisory services to assist Registrants Parent operations, and its Firecreek Petroleum, Inc. subsidiary operations commencing for planned development and operations for oil and gas in Kazakhstan, Russia, and other European and Central Asian countries with Joint partner Sahara Group, and other aspects of the Registrants growth. The Agreement is furnished in Exhibit 99.6 to this Report.

3. With respect to information contained in a current Report on Form 8-K listed under Item 8.01 Other Events filed June 20, 2005 regarding Sapphire Consulting and Confin International Investments (“Consultants”): Resolved to cancel and amend its then directive now authorizing:

1) a maximum 6,250,000 5-Year Warrants to be granted to Sapphire Consulting and Confin International Investments, and to be included and listed in the Registrant’s previously filed SB-2 Registration Statement by a post filing amendment.  This will cancel the previously filed 2,500,000 5-Year Warrants replacing them with 6,250,000 5-Year Warrants. A strike price of USD $0.02 cents per share shall be applied, and will cancel the previous strike price listed of USD $0.043 per share. This arrangement shall be the final compensation amount to be granted, which is subject to withdrawal or cancellation by the Board of the Registrant at any time for reasonable cause. Further it was directed that of the total 6,250,000 Warrants to be provided to Consultants, 40% of the total Warrants thereof or 2,500,000 will be listed and available to Sapphire Consulting and 60% of the total Warrants thereof or 3,750,000 will be listed and available to Confin International Investments.”

2) As a result of the increase to Sapphire Consulting and Confin International Investments, the Registrant pursuant to the Directive of the Board on June 16, 2005 hereby cancels and amends its then directive and hereby authorizes a maximum of 625,000 5-Year Warrants to John Brigandi to be included and listed in the Registrant’s previously filed SB-2 Registration Statement by the re-filing of a post filing amendment thus canceling the previously filed 250,000 5-Year Warrants. Additionally the strike price of USD $0.02 cents per share shall be applied to these Warrants, and will cancel the prior strike price listed of USD $0.043 per share. This arrangement shall be the final compensation bonus amount to be granted, which is subject to withdrawal or cancellation by the Board of the Registrant at any time for reasonable cause. Mr. Gregg Fryett, CEO of the Registrant is directed to obtain a formal Agreement signifying the terms to be accepted as the full and final payment thereof and to terminate the present Consulting Agreement, which is condition of the revisions. In addition the formal Agreement shall contain the following Voting provision: VOTING. To the extent available under Nevada Revised Statutes or a period of one year, Sapphire Consulting and Confin International Investments to the extent possible agrees to Vote all shares owned or held by them or any designee commercially and reasonably available, with and for Management, including at elections, from time to time, and therefore to be consistent in its voting with various terms of Voting Agreements in place with Management, and other Shareholders providing similar consent action by specific proxy or other acceptable written method.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1

Adoption Agreement to a Voting Agreement of EGPI Firecreek, Inc., formerly Energy Producers, Inc. with Rusbek Bisultanov, Timur Bisultanov *

99.2

Description of authorized Sub-series “C-2” of Series C Preferred Stock *

99.3

Final Voting Agreement of EGPI Firecreek, Inc. (incorporated by reference to Exhibit 99.3 to Registrant’s Current Report on Form 8-K, filed April 7, 2005).

99.4

Item 8.01 of a Current Report on Form 8-K amendment No.4 filed June 20, 2005 regarding information listed in the Report regarding Sapphire Consulting and Confin International Investments (“Consultants”), incorporated herein by reference.

99.5

Item 1.1, Section on Agreement Regarding Future Operations with The Sahara Group, Inc., listed on Exhibit 10.1 to a Current Report on Form 8-K amendment No. 3, filed July 5, 2005 and incorporated herein by reference.

99.6

Amended Corporate Advisory Agreement with Steven Antebi or Nominee*

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  July 15, 2005